SUBJECT TO REVISION
SERIES TERM SHEET DATED JANUARY 10, 2005

DISCOVER® CARD MASTER TRUST I, SERIES 2005-1

$1,000,000,000 Floating Rate Class A Certificates
$52,632,000 Floating Rate Class B Certificates

DISCOVER BANK

Master Servicer, Servicer and Seller

     The certificates represent interests in the Discover Card Master Trust I. The certificates are not obligations of Discover Bank or any of its affiliates, and neither the certificates nor the underlying credit card receivables are insured or guaranteed by any governmental agency.

     This series term sheet contains structural and collateral information about the certificates; however, this series term sheet does not contain complete information about the certificates. The information in this series term sheet is preliminary and will be superseded by the information contained in the prospectus supplement and the prospectus. You should read both the prospectus supplement and the prospectus. The trust and the Discover Card portfolio may not perform in the future as they have performed in the past. Price and availability of the certificates may change without notice.

     We have prepared this series term sheet solely for informational purposes. This series term sheet is not an offer to buy or sell any security, nor is it a request to participate in any particular trading strategy. Discover Bank may not offer or sell the certificates in any state where the offer or sale is prohibited. Discover Bank will not sell you any of the certificates unless you have received both the prospectus supplement and the prospectus. The underwriters may hold or trade securities of the trust or Discover Bank and may also perform investment banking services for the trust and Discover Bank.

MORGAN STANLEY
DEUTSCHE BANK SECURITIES
RBC CAPITAL MARKETS
CALYON SECURITIES
WACHOVIA SECURITIES
WELLS FARGO SECURITIES

     This series term sheet may not be distributed to Private Customers as defined by the U.K. Securities and Futures Authority.

     This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2005-1 Supplement to the pooling and servicing agreement.

Title of Securities	Discover Card Master Trust I, Series 2005-1 Floating Rate Class A Credit Card Pass-Through Certificates and Discover Card Master Trust I, Series 2005-1 Floating Rate Class B Credit Card Pass-Through Certificates.

Interest Rate	Class A Certificates: LIBOR plus ___% per year.

Class B Certificates: LIBOR plus ___% per year.

The trustee will calculate interest on the certificates on the basis of the actual number of days elapsed and a 360-day year.

“LIBOR” will mean the London interbank offered rate for one-month United States dollar deposits, determined two business days before the start of each interest accrual period.

Interest Payment Dates	The 15th day of each month, or the next business day, beginning in February 2005

Expected Maturity Dates	Class A Certificates: March 15, 2008, or the next business day. If an Amortization Event occurs, the trust will pay principal monthly and the final principal payment may be made before or after March 15, 2008

Class B Certificates: April 15, 2008, or the next business day. If an Amortization Event occurs, the trust will pay principal monthly and the final payment of principal may be made either before or after April 15, 2008. The trust must generally pay all Class A principal before it pays any Class B principal.

An “Amortization Event” is an event that will cause the trust to begin repaying principal on a monthly basis.

Series Termination Date	The first business day following September 15, 2010, or if September 15, 2010 is not a business day, the second business day following September 15, 2010. The Series Termination Date is the last day on which the trust will pay principal on the certificates.

Subordination of Class B Certificates (Class A Credit Enhancement)	The Class B Certificates are subordinated to the Class A Certificates, up to a specified dollar amount, known as the “Available Subordinated Amount.”

Available Subordinated Amount	Initially, equal to 12.5% of the Series Initial Investor Interest, which may be reduced, reinstated or increased from time to time. The Available Subordinated Amount will increase by:

•	0.5% of the Series Initial Investor Interest after a Supplemental Credit Enhancement Event, if Discover Bank has not made an Effective Alternative Credit Support Election;

•	4.5% of the Series Initial Investor Interest after an Effective Alternative Credit Support Election, if a Supplemental Credit Enhancement Event has occurred; or

•	5% of the Series Initial Investor Interest after an Effective Alternative Credit Support Election, if a Supplemental Credit Enhancement Event has not occurred.

The “Series Initial Investor Interest” is equal to the total initial principal amount of the Class A Certificates plus the total initial principal amount of the Class B Certificates. If additional certificates are issued after the initial issuance date, the “Series Initial Investor Interest” will be deemed to include the initial principal amount of the additional certificates from and after the date of such additional issuance.

A “Supplemental Credit Enhancement Event” will occur the first time Standard & Poor’s Ratings Services withdraws the long-term debt or deposit rating of Discover Bank, or an additional seller, if any, or reduces this rating below BBB -.

“Effective Alternative Credit Support Election” will mean an effective election made by Discover Bank to change the way in which the trust allocates finance charge collections to this Series. To make this election, Discover Bank must arrange for the deposit of additional funds into the cash collateral account discussed below.

Cash Collateral Account (Class B Credit Enhancement)	Discover Bank will arrange to have a cash collateral account established and funded with an amount equal to 7.5% of the Series Initial Investor Interest for the direct benefit of the Class B investors, the “Credit Enhancement Account,” on the date the certificates are issued. The trustee may withdraw funds from this account to reimburse the Class B investors for amounts that would otherwise reduce their interest in the trust or affect their interest payments.

The amount on deposit in this account may decrease or increase on future Distribution Dates. A “Distribution Date” is the 15th calendar day of each month, or the next business day, beginning for this series in February 2005

The maximum amount of Credit Enhancement as of any Distribution Date will be:

Before a Supplemental Credit Enhancement Event or an Effective Alternative Credit Support Election

•	7.5% of the Series Investor Interest as of the end of the preceding month, but not less than 1% of the Series Initial Investor Interest; or

After a Supplemental Credit Enhancement Event but before an Effective Alternative Credit Support Election

•	8.0% of the Series Investor Interest as of the end of the preceding month, but not less than 1% of the Series Initial Investor Interest; or

After an Effective Alternative Credit Support Election

•	12.5% of the Series Investor Interest as of the end of the preceding month, but not less than 1% of the Series Initial Investor Interest.

However, if an Amortization Event has occurred, the maximum amount of Credit Enhancement will be the amount on deposit in the Credit Enhancement Account on the Distribution Date immediately before the Amortization Event occurred.

“Series Investor Interest” will mean the Series Initial Investor Interest minus

•	the amount of principal collections on deposit for the benefit of investors in this Series, after giving effect to losses of principal on investments of these funds,

•	the aggregate amount of principal previously paid to investors in this Series, and

•	the aggregate amount of investor losses resulting from accounts in which the receivables have been charged-off as uncollectible, after giving effect to all provisions in the Series Supplement to reimburse these charged-off amounts.

The Receivables	The receivables in the Accounts included in the trust as of January 1, 2005 totaled $35,519,346,935.41.

Interchange	This series will be eligible for allocations and reallocations of interchange. Series issued prior to November 3, 2004 will not receive allocations or reallocations of interchange.

Group Excess Spread and Interchange Subgroup Excess Spread	The certificates initially will be included in the “Group One” group of series. The three-month rolling average Group Excess Spread Percentage, as defined below, will be 4.29% for the Distribution Date in January 2005. The Group Excess Spread Percentage excludes the effects of interchange. The two-month rolling average Interchange Subgroup Excess Spread, as defined below, will be 7.22% for the Distribution Date in January 2005.

“Series Excess Spread” is generally an amount equal to

•	the total amount of finance charge collections, investment income, interchange and other similar collections allocable to each series for the prior calendar month, minus

•	the total amount of interest and certain fees payable for each series and the amount of receivables allocable to each series that have been charged off as uncollectible for the prior calendar month.

“Group Excess Spread” for any Distribution Date is the sum of the Series Excess Spreads (modified as discussed below) for all series in Group One. “Group Excess Spread Percentage” for any Distribution Date is a percentage calculated by multiplying:

•	twelve, by

•	the sum of the Series Excess Spreads (modified as discussed below) for all series in Group One,

and then dividing the product by an amount equal to the sum of all investor interests for each series in Group One, in each case for the Distribution Date. For purposes of determining the Group Excess Spread and the Group Excess Spread Percentage, we will subtract interchange from the Series Excess Spread for each series that otherwise has positive Series Excess Spread. However, if this subtraction would cause the Series Excess Spread to be negative, Series Excess Spread for such series will be deemed to be zero.

“Interchange Subgroup Excess Spread” for any Distribution Date means the sum of:

•	all amounts deposited in the Group Interchange Reallocation Account for all series to which interchange is allocated, and

•	the Interchange Subgroup Allocable Group Excess Spread;

where “Interchange Subgroup Allocable Group Excess Spread” means, for any Distribution Date:

•	if the Group Excess Spread is positive or zero, an amount equal to the Group Excess Spread multiplied by the sum of the investor interests for each series in Group One to which interchange is allocated, divided by

•	an amount equal to the sum of all investor interests for each series in Group One;

and

•	if the Group Excess Spread is negative, an amount equal to the Group Excess Spread multiplied by the sum of the Series Excess Spreads for each series in Group One to which interchange is allocated and for which the Series Excess Spread was negative, divided by

•	an amount equal to the sum of the Series Excess Spreads for each series in Group One for which the Series Excess Spread was negative.

Rating of the Investor Certificates	The trust will only issue the certificates if Standard & Poor’s has rated the Class A Certificates “AAA” and the Class B Certificates at least “A” and Moody’s Investors Service, Inc. has rated the Class A Certificates “Aaa” and has rated the Class B Certificates at least “A2.”

ERISA Considerations	Discover Bank believes that employee benefit plans subject to ERISA may acquire Class A Certificates; however, advisers to these plans should consult their own counsel. Employee benefit plans subject to ERISA may not acquire the Class B Certificates.

Listing	Discover Bank expects to list the certificates on the Luxembourg Stock Exchange to facilitate trading in non-U.S. markets.

COMPOSITION OF THE ACCOUNTS

     We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under “Composition and Historical Performance of the Discover Card Portfolio.”

     Geographic Distribution. As of January 1, 2005, the following five states had the largest receivables balances :

Percentage of Total Receivables
State	Balance in the Accounts
California	9.4%
Texas	9.1%
New York	6.9%
Florida	5.9%
Illinois	5.6%

     Credit Limit Information. As of January 1, 2005, the Accounts had the following credit limits:

	Receivables	Percentage of
	Outstanding	Total Receivables
Credit Limit	(000's)	Outstanding
$0 to $4,000.00	$3,551,640	10.0%
$4,000.01 to $6,000.00.	$3,965,021	11.2%
$6,000.01 to $8,000.00.	$4,307,769	12.1%
$8,000.01 to $10,000.00	$6,856,026	19.3%
Over $10,000.00	$16,838,891	47.4%

Total	$35,519,347	100.0%

     Seasoning. As of January 1, 2005, 97.8% of the Accounts were at least 24 months old. The ages of Accounts as of January 1, 2005 were distributed as follows:

	Percentage	Percentage
Age of Accounts	of Accounts	of Balances
Less than 12 Months	0.0%	0.0%
12 to 23 Months	2.2%	2.4%
24 to 35 Months	4.8%	5.0%
36 to 47 Months	6.9%	7.0%
48 to 59 Months	9.6%	10.0%
60 Months and Greater	76.5%	75.6%

	100.0%	100.0%

     Summary Current Delinquency Information. As of January 1, 2005, the Accounts had the following delinquency statuses:

	Aggregate
	Balances	Percentage
Payment Status	(000's)	of Balances
Current	$32,294,127	90.9%
1 to 29 Days	$1,570,328	4.4%
30 to 59 Days	$493,062	1.4%
60 to 89 Days	$350,431	1.0%
90 to 119 Days.	$302,349	0.9%
120 to 149 Days	$265,824	0.7%
150 to 179 Days	$243,226	0.7%

	$35,519,347	100.0%

COMPOSITION AND HISTORICAL PERFORMANCE
OF THE DISCOVER CARD PORTFOLIO

     We have set forth information below about the accounts that comprise the Discover Card portfolio. On March 1, 2003, Private Issue accounts, another brand of general purpose credit and financial services card issued by Discover Bank, were converted into Discover Card accounts and made eligible for addition to the trust. The information set forth below includes these accounts as of March 1, 2003. Information related to prior periods has not been restated to reflect the historical performance of the former Private Issue accounts due to their immaterial impact on overall Discover Card performance.

     Geographic Distribution. The Discover Card portfolio is not highly concentrated geographically. As of November 30, 2004, the following five states had the largest receivables balances:

Percentage of Total Receivables Balance
of Discover Card Portfolio
State	as of November 30, 2004
California	9.7%
Texas	8.8%
New York	7.0%
Florida	6.0%
Illinois	5.4%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of November 30, 2004.

     Credit Limit Information. As of November 30, 2004, the accounts in the Discover Card portfolio had the following credit limits:

		Percentage
	Receivables	of Total
	Outstanding	Receivables
Credit Limit	(000’s)	Outstanding
$0 to $4,000.00	$5,177,423	11.3%
$4,000.01 to $6,000.00.	$6,453,586	14.1%
$6,000.01 to $8,000.00.	$6,550,422	14.4%
$8,000.01 to $10,000.00	$8,761,146	19.2%
Over $10,000.00	$18,720,352	41.0%

Total	$45,662,929	100.0%

     Seasoning. As of November 30, 2004, 90.0% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of November 30, 2004 were distributed as follows:

	Percentage	Percentage
Age of Accounts	of Accounts	of Balances
Less than 12 Months	4.7%	8.9%
12 to 23 Months	5.3%	5.8%
24 to 35 Months	7.3%	7.3%
36 to 47 Months	8.5%	8.4%
48 to 59 Months	10.2%	10.1%
60 Months and Greater	64.0%	59.5%

	100.0%	100.0%

     Summary Yield Information. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, overlimit fees and other miscellaneous fees. Discover Bank also allocates to investors recoveries and, to the extent applicable, interchange, which are treated similarly to finance charges. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

	Twelve Months Ended November 30,
	2004	2003	2002
Aggregate Monthly Yields
Yield Excluding Recoveries and Interchange	14.16%	14.39%	15.29%
Yield Including Recoveries and Excluding Interchange	14.98%	15.09%	15.91%
Yield from Interchange	2.56%	2.22%

     Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including the proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections. After November 30, 2003, when we refer to yield excluding recoveries and interchange, we are excluding only recoveries related to the charge-off of principal, but are including recoveries related to finance charge and fee write-offs. These finance charge and fee recoveries were previously reflected in net charge-offs, but net charge-offs now includes only charge-offs and recoveries of principal. See “Summary Charge-Off Information.” For purposes of the pooling and servicing agreement, all recoveries of principal as well as recoveries of finance charge and fees are treated as finance charge collections. The certificates of this Series 2005-1 will be eligible to receive allocations and reallocations of interchange received by the trust in accordance with the terms of their series supplement. Other certificates issued on or after November 3, 2004 may also receive allocations and reallocations of interchange if so provided in their respective series supplements. Certificates issued prior to November 3, 2004 receive no allocations or reallocations of interchange.

     Summary Current Delinquency Information. As of November 30, 2004, the accounts in the Discover Card portfolio had the following delinquency statuses:

	Aggregate
	Balances	Percentage
Payment Status	(000's)	of Balances
Current	$41,565,886	91.0%
1 to 29 Days	$1,974,512	4.3%
30 to 59 Days	$644,345	1.4%
60 to 89 Days	$456,333	1.0%
90 to 119 Days	$382,868	0.8%
120 to 149 Days	$338,663	0.8%
150 to 179 Days	$300,322	0.7%

	$45,662,929	100.0%

     Summary Historical Delinquency Information. The accounts in the Discover Card portfolio had the following historical delinquency rates:

	Average of Twelve Months Ended November 30,
	2004		2003		2002
	Delinquent		Delinquent		Delinquent
	Amount		Amount		Amount
	(000's)	Percentage	(000's)	Percentage	(000's)	Percentage
30-59 Days	$723,164	1.6%	$924,178	1.9%	$927,959	2.0%
60-89 Days	$503,568	1.1%	$665,502	1.4%	$655,638	1.4%
90-179 Days	$1,131,060	2.5%	$1,430,013	3.0%	$1,299,208	2.8%

Total	$2,357,792	5.2%	$3,019,693	6.3%	$2,882,805	6.2%

     Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     Summary Charge-Off Information. The accounts in the Discover Card portfolio have had the following historical charge-offs:

	Twelve Months Ended November 30
	2004	2003	2002
Average Receivables Outstanding	$44,995,592	$48,164,718	$46,374,096
Gross Charge-Offs	$3,122,182	$3,598,885	$3,200,339
Net Charge-Offs	$2,752,198	$3,259,478	$2,915,090
Gross Charge-Offs as an Annualized Percentage of Average Receivables Outstanding......................................	6.94%	7.47%	6.90%
Net Charge-Offs as an Annualized Percentage of Average Receivables Outstanding	6.12%	6.77%	6.29%

     Prior to December 1, 2003, net charge-offs included recoveries related to finance charge and fee write-offs. After November 30, 2003, we excluded recoveries related to finance charge and fee write-offs from net charge-offs, which reflects only recoveries of principal. See “Summary Yield Information.” Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     Summary Payment Rate Information. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

	Twelve Months Ended November 30,
	2004	2003	2002
Average Monthly Payment Rate	18.20%	17.11%	16.56%
Highest Monthly Payment Rate	18.91%	18.04%	17.17%
Lowest Monthly Payment Rate	17.15%	15.84%	15.35%